Exhibit 99.1

TRxADE Health Announces Pricing of $1.8 Million Registered Direct Offering

LUTZ, FL / ACCESSWIRE / October 4, 2022 / TRxADE HEALTH, INC. (NASDAQ:MEDS) (“TRxADE” or the “Company”), a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S., today announced that it has entered into a securities purchase agreement with a single institutional investor to purchase approximately $1.8 million of its common stock (or pre-funded warrants in lieu thereof) in a registered direct offering and warrants to purchase common stock in a concurrent private placement. The combined effective purchase price for one share of common stock (or pre-funded warrant in lieu thereof) and associated warrants will be $1.15.

Under the terms of the securities purchase agreement, TRxADE has agreed to sell 1,521,740 shares of common stock (or pre-funded warrants in lieu thereof). In a private placement, which will be consummated concurrently with the offering, TRxADE also has agreed to issue warrants to purchase up to an aggregate of 2,663,045 shares of common stock. The warrants will be exercisable upon receipt of shareholder approval of the offering, will expire 5 years from the date of such shareholder approval and will have an exercise price of $1.50 per share of common stock.

Maxim Group LLC is acting as the sole placement agent for the offering.

The offering is expected to close on or about October 7, 2022, subject to the satisfaction of customary closing conditions.

The shares of common stock and pre-funded warrants are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-266432) previously filed and declared effective by the Securities and Exchange Commission (SEC). The offering of the shares of common stock and pre-funded warrants will be made only by means of a prospectus supplement that forms a part of the registration statement. The warrants issued in the concurrent private placement and the shares issuable upon exercise of such warrants were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and have not been registered under the Act or applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A prospectus supplement relating to the shares of common stock and pre-funded warrants will be filed by TRxADE with the SEC. When available, copies of the prospectus supplement relating to the registered direct offering, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from Maxim Group LLC, 300 Park Avenue, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3745.

About TRxADE HEALTH, Inc.

TRxADE HEALTH, Inc. (NASDAQ:MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving a total of 13,815+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services and tele vet services. For more information on TRxADE Health, please visit the Company’s IR website at investors.trxadehealth.com.

Note on Forward-looking Statements

This press release may contain forward-looking statements, including information about management’s view of TRxADE’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different than those expressed or implied in such statements. These risks include risks relating to the closing of the offering, agreements with third parties, including Coborn’s and Galt Pharmaceuticals; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; the planned benefits, expected users of, and projected revenues of our venture with Exchange Health; amounts we owe and may owe to Exchange Health in connection with the arrangement with Exchange Health; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc. subsidiary; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company’s stock repurchase program; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation, increases in interest rates and supply chain issues; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission (SEC), and more particularly in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and our Annual Report on Form 10-K for the year ended December 31, 2021. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. TRxADE cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: TRxADE HEALTH, Inc.